Exhibit 32.1

                    CERTIFICATION PURUSANT TO 18 U.S.C. 1350
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of Profile Technologies, Inc. (the "Company") on Form 10-Q for the quarter ending September 30, 2009, as filed with the Securities and Exchange Commission on November 5, 2009 (the "Report"), I, Henry E. Gemino, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  November 5, 2009                            /s/ Henry E. Gemino
                                                   -----------------------------
                                                   Henry E. Gemino
                                                   Chief Executive Officer and
                                                   Chief Financial Officer